                  PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 June 30, 1995
                                  (Unaudited)
                                (In thousands)

                                                                                    Proforma         CNB/UFB
                                                         CNB            UFB        Adjustments       Combined
                                                      ---------      ----------    -----------      ----------
Assets
    Cash and due from banks                          $  114,146      $ 12,566 (1)    $(5,170)       $  121,542
    Interest bearing deposits in other banks              1,716           453                            2,169
    Federal funds sold                                   11,674         1,500 (1)     (1,500)           11,674
    Real estate loans held for sale                       5,346        24,380                           29,726
    Investment securities available for sale            285,971       302,092                          588,063
    Investment securities held to maturity              510,164             -                          510,164
    Loans                                             1,933,405       204,380                        2,137,785
      Allowance for loan losses                          26,543         2,599                           29,142
                                                     ----------      --------        -------        ----------
    Net loans                                         1,906,862       201,781                        2,108,643
    Premises and equipment                               60,030         8,853                           68,883
    Other real estate owned                               1,946           706                            2,652
    Other assets                                         66,438        10,864                           77,302
                                                     ----------      --------        -------        ----------
      Total Assets                                   $2,964,293      $563,195        $(6,670)       $3,520,818
                                                     ==========      ========        =======        ==========

Liabilities
    Deposits                                         $2,266,084      $359,572 (1)    $(5,170)       $2,620,486
    Repurchase agreements                               324,013             -                          324,013
    Federal funds purchased                              21,925             - (1)     (1,500)           20,425
    Short-term borrowings                                14,136             -                           14,136
    Long-term borrowings                                 67,334       151,926                          219,260
    Other liabilities                                    30,194         8,257                           38,451
                                                     ----------      --------        -------        ----------
      Total Liabilities                               2,723,686       519,755         (6,670)        3,236,771

Shareholders' Equity
    Common stock                                         14,738            19 (2)      2,204            16,961
    Capital surplus                                     194,527        18,146 (2)     (7,512)          205,161
    Retained earnings                                    29,471        31,402                           60,873
    Treasury stock                                            -        (5,308)(2)      5,308                 -
    Unearned compensation                                                (120)                            (120)
    Net unrealized security gains (losses)                1,871          (699)                           1,172
                                                     ----------      --------        -------        ----------
      Total Shareholders' Equity                        240,607        43,440              -           284,047
                                                     ----------      --------        -------        ----------

      Total Liabilities and Equity                   $2,964,293      $563,195        $(6,670)       $3,520,818
                                                     ==========      ========        =======        ==========

See notes to pro forma combined condensed financial statements.

                  PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               December 31, 1994
                                  (Unaudited)
                                (In thousands)

                                                                                    Proforma         CNB/UFB
                                                         CNB            UFB        Adjustments       Combined
                                                      ---------      ----------    -----------      ----------
Assets
    Cash and due from banks                          $  105,638      $ 15,689 (1)    $(2,447)       $  118,880
    Interest bearing deposits in other banks              5,171         2,171                            7,342
    Federal funds sold                                   16,200        13,500                           29,700
    Real estate loans held for sale                       1,260        10,406                           11,666
    Investment securities available for sale            221,418       292,609                          514,027
    Investment securities held to maturity              549,861             -                          549,861
    Loans                                             1,917,982       193,702                        2,111,684
      Allowance for loan losses                          26,615         1,889                           28,504
                                                     ----------      --------        -------        ----------
    Net loans                                         1,891,367       191,813                        2,083,180
    Premises and equipment                               59,584         8,919                           68,503
    Other real estate owned                               2,943           874                            3,817
    Other assets                                         65,645        14,465                           80,110
                                                     ----------      --------        -------        ----------
      Total Assets                                   $2,919,087      $550,446        $(2,447)       $3,467,086
                                                     ==========      ========        =======        ==========

Liabilities
    Deposits                                         $2,242,643      $354,082 (1)    $(2,447)       $2,594,278
    Repurchase agreements                               319,965             -                          319,965
    Federal funds purchased                              27,000             -                           27,000
    Short-term borrowings                                 9,938             -                            9,938
    Long-term borrowings                                 58,077       151,933                          210,010
    Other liabilities                                    24,204         7,747                           31,951
                                                     ----------      --------        -------        ----------
      Total Liabilities                               2,681,827       513,762         (2,447)        3,193,142

Shareholders' Equity
    Common stock                                         15,009            19 (2)      2,177            17,205
    Capital surplus                                     202,945        17,810 (2)     (7,485)          213,270
    Retained earnings                                    21,125        30,162                           51,287
    Treasury stock                                            -        (5,308)(2)      5,308                 -
    ESOP loan guarantee                                                  (180)                            (180)
    Unearned compensation                                                (180)                            (180)
    Net unrealized security gains (losses)               (1,819)       (5,639)                          (7,458)
                                                     ----------      --------        -------        ----------
      Total Shareholders' Equity                        237,260        36,684              -           273,944
                                                     ----------      --------        -------        ----------

      Total Liabilities and Equity                   $2,919,087      $550,446        $(2,447)       $3,467,086
                                                     ==========      ========        =======        ==========

See notes to pro forma combined condensed financial statements.

               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                         Year Ended December 31, 1994
                                 (Unaudited)
                                (In thousands)

                                    (a)          (b)                      (c)
                                                          Pro Forma    Pro Forma
                                    CNB          UFB     Adjustments   Combined
                                  --------     -------   -----------   ---------
Interest income                   $195,467     $31,852    $       -     $227,319
Interest expense                    87,255      18,520            -      105,775
                                  --------     -------    ---------     --------

  Net interest income              108,212      13,332            -      121,544

Provision for loan losses            6,319         914            -        7,233
                                  --------     -------    ---------     --------

Net interest income after
  provision for losses             101,893      12,418            -      114,311

Non-interest income                 37,352       8,131            -       45,483
Non-interest expense                97,707      14,798            -      112,505
                                  --------     -------    ---------     --------

Income before income taxes          41,538       5,751            -       47,289

Income taxes                        14,705       2,072            -       16,777
                                  --------     -------    ---------     --------

Net income                        $ 26,833     $ 3,679            -     $ 30,512
                                  ========     =======    =========     ========

Net income per common share
  Primary                         $   1.82     $  1.57                  $   1.77
  Fully diluted                   $   1.78     $  1.57                  $   1.75

Average Shares Outstanding          14,717       2,348                    17,065
Fully Diluted Shares Outstanding    15,291       2,348                    17,639


See notes to pro forma combined condensed financial statements.

               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                         Year Ended December 31, 1993
                                 (Unaudited)
                                (In thousands)

                                              (a)          (b)                      (c)
                                                                    Pro Forma    Pro Forma
                                              CNB          UFB     Adjustments   Combined
                                            --------     -------   -----------   ---------
Interest income                             $177,206     $35,791    $       -     $212,997
Interest expense                              80,764      20,727            -      101,491
                                            --------     -------    ---------     --------

  Net interest income                         96,442      15,064            -      111,506

Provision for loan losses                      3,605         285            -        3,890
                                            --------     -------    ---------     --------

Net interest income after
  provision for losses                        92,837      14,779            -      107,616

Non-interest income                           33,910       8,433            -       42,343
Non-interest expense                          87,867      15,168            -      103,035
                                            --------     -------    ---------     --------

Income before income taxes
  cumulative effect of accounting change      38,880       8,044            -       46,924

Income taxes                                  12,914       3,094            -       16,008
                                            --------     -------    ---------     --------

Income before cumulative effect of
  accounting change                           25,966       4,950            -       30,916

Cumulative effect of change in accounting
  for income taxes                             1,568         300                     1,868
                                            --------     -------    ---------     --------
Net income                                  $ 27,534     $ 5,250            -     $ 32,784
                                            ========     =======    =========     ========

Net income per common share
  Primary                                   $   1.93     $  2.13                  $   1.94
  Fully diluted                             $   1.87     $  2.13                  $   1.90

Average Shares Outstanding                    14,270       2,468                    16,738
Fully Diluted Shares Outstanding              15,084       2,468                    17,552


See notes to pro forma combined condensed financial statements.

               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                         Year Ended December 31, 1992
                                 (Unaudited)
                                (In thousands)

                                    (a)          (b)                      (c)
                                                          Pro Forma    Pro Forma
                                    CNB          UFB     Adjustments   Combined
                                  --------     -------   -----------   ---------
Interest income                   $187,882     $39,600    $       -     $227,482
Interest expense                    95,950      26,419            -      122,369
                                  --------     -------    ---------     --------

  Net interest income               91,932      13,181            -      105,113

Provision for loan losses            8,960         231            -        9,191
                                  --------     -------    ---------     --------

Net interest income after
  provision for losses              82,972      12,950            -       95,922

Non-interest income                 28,313       8,274            -       36,587
Non-interest expense                81,359      13,744            -       95,103
                                  --------     -------    ---------     --------

Income before income taxes          29,926       7,480            -       37,406

Income taxes                         8,550       2,735            -       11,285
                                  --------     -------    ---------     --------

Net income                        $ 21,376     $ 4,745    $       -     $ 26,121
                                  ========     =======    =========     ========

Net income per common share
  Primary                         $   1.52     $  1.92                  $   1.57
  Fully diluted                   $   1.48     $  1.92                  $   1.54

Average Shares Outstanding          14,077       2,477                    16,554
Fully Diluted Shares Outstanding    14,931       2,477                    17,408


See notes to pro forma combined condensed financial statements.

               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                        Six Months Ended June 30, 1995
                                 (Unaudited)
                                (In thousands)

                                    (a)          (b)                      (c)
                                                          Pro Forma    Pro Forma
                                    CNB          UFB     Adjustments   Combined
                                  --------     -------   -----------   ---------
Interest income                   $113,296     $19,671    $       -     $132,967
Interest expense                    54,145      13,084            -       67,229
                                  --------     -------    ---------     --------

  Net interest income               59,151       6,587            -       65,738

Provision for loan losses            2,966          85            -        3,051
                                  --------     -------    ---------     --------

Net interest income after
  provision for losses              56,185       6,502            -       62,687

Non-interest income                 18,670       2,790            -       21,460
Non-interest expense                52,056       6,524            -       58,580
                                  --------     -------    ---------     --------

Income before income taxes          22,799       2,768            -       25,567

Income taxes                         8,377       1,042            -        9,419
                                  --------     -------    ---------     --------

Net income                        $ 14,422     $ 1,726    $       -     $ 16,148
                                  ========     =======    =========     ========


Net income per common share       $   0.97     $  0.74                  $   0.93

Average Shares Outstanding          14,941       2,342                    17,283


See notes to pro forma combined condensed financial statements.

 NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (Unaudited)

UFB's results of operations included in the pro forma financial statements are for the years ended June 30, 1994, 1993 and 1992, respectively, since UFB was on a June 30 fiscal year. As a result of changing its fiscal year from June 30 to December 31, retained earnings have been reduced by $4,252,000 attributable to UFB's net loss for the six months ended December 31, 1994. Retained earnings were further reduced by the payment of dividends totaling $438,000 during the same six-month period. Revenues and expenses for this six-month period totaled $18,719,000 and $22,971,000, respectively. Also as a result of the change in fiscal years, surplus was increased by $476,000 due to the exercise of stock options.

The following pro forma adjustments are necessary to record the Merger

(1)  To reflect elimination of significant intercompany accounts:

                                     30-Jun-95         31-Dec-94
                                     ---------         ---------
        Deposits                      $ 5,170           $ 2,477
        Federal Funds Purchased         1,500                 -
        Cash and Due from Banks        (5,170)           (2,477)
        Federal Funds Sold             (1,500)                -

(2) To reflect exchange of shares of UFB Common for shares of CNB Common and the cancellation of UFB treasury stock, retaining the historical cost basis of assets, liabilities and equity through the treatment as a pooling of interest:

                                     30-Jun-95         31-Dec-94
                                     ---------         ---------
        Common stock                  $ 2,204           $ 2,177
        Capital surplus                (7,512)           (7,485)
        Treasury stock                  5,308             5,308